                                     [PHOTO]
                                      Annual Report August 31, 2001

Oppenheimer
REAL ASSET FUND(R)



                                     [OPPENHEIMERFUNDS LOGO]
                                      The Right Way to Invest

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

      CONTENTS


 1  Letter to Shareholders


 2  An Interview
    with Your Fund's
    Managers


 6  Fund Performance


11  FINANCIAL
    STATEMENTS


34  INDEPENDENT
    AUDITORS' REPORT


35  Federal Income Tax
    Information


36  Officers and Trustees

FUND OBJECTIVE

Oppenheimer Real Asset Fund seeks total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in value of the Fund's investments and income on those investments.

------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 8/31/01

          Without      With
          Sales Chg.   Sales Chg.
------------------------------------------
Class A    -9.83%      -15.02%
------------------------------------------
Class B   -10.49       -14.73
------------------------------------------
Class C   -10.43       -11.28
------------------------------------------
Class Y    -9.21
------------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

DEAR SHAREHOLDER,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.

     To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.

     As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.

     In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.

     At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
September 24, 2001


                          1 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT
TEAM
John Kowalik
Kevin Baum

Q. HOW DID OPPENHEIMER REAL ASSET FUND PERFORM DURING THE 12 MONTHS THAT ENDED AUGUST 31, 2001?

A. We manage the Fund to achieve total return from a combination of commodity linked securities and fixed income investments, with the aim of doing as well or better than the Goldman Sachs Commodities Total Return Index (GSCI(R)).(1) We also view the Fund as a diversification tool, an investment that does not necessarily have a high correlation with the equity or bond markets and may "zig" when those markets "zag."

     The Fund's total return was close to that of the benchmark index, the GSCI, thanks to the fixed income and commodities related portions of the portfolio. What's more, the Fund continued to provide valuable diversification benefits, although it gave back some of the strong gains it had achieved through the end of 2000.

HOW DID THE COMMODITIES MARKETS FARE DURING THIS PERIOD?

Economically sensitive commodities like energy and industrial metals felt the impact of the global economic slowdown. Faced with lower demand from customers, businesses pared back their manufacturing rates. That, in turn, reduced market demand for industrial metals and energy products. Prices for industrial metals and natural gas dipped considerably. Petroleum prices, however, have been able to resist the downward pressure, largely because OPEC has done a good job of managing the supply side of the market.


1. While the Fund seeks to maintain a 90% or greater correlation with the GSCI, this projected correlation is a portfolio management technique and not a formal investment policy of the Fund. The correlation strategy can be changed by the Manager at any time and the Fund's performance may vary from its benchmark. Because the fund's commodity-linked investments may be allocated to different commodity sectors in amounts that vary from the proportional weightings of the GSCI, the Fund is not an index fund.

                          2 OPPENHEIMER REAL ASSET FUND

------------------------------------------------------------------------------
Once again, the Fund proved its value as a diversification tool. In addition, its total return was close to that of the benchmark index, the GSCI, thanks to the fixed income and commodities related portions of the portfolio.
------------------------------------------------------------------------------

     At the same time, agricultural product prices have suffered from favorable growing conditions in both the northern and southern hemispheres. Bumper crops during the past two years have created abundant supplies and large inventories, while demand has remained steady. The result has been lower prices.

     On a positive note among commodities, livestock advanced approximately 15% during the past 12 months. Livestock prices are not particularly sensitive to economic conditions, and as supply has been reduced due to hard cutbacks in earlier years, prices have risen.

     Finally, all commodities "paid a price" for the continued strength of the U.S. dollar. Around the globe, commodities are generally priced in dollars, which can cause problems among foreign purchasers. For instance, a Japanese manufacturer may sell its product in Yen, a currency that has been quite weak. But it must buy commodities, its raw materials, in relatively high-priced dollars. Faced with this scenario during the reporting period, companies cut back on production, resulting in less demand for commodities and thus, lower prices.

HOW DID YOU MANAGE THE COMMODITIES PORTION OF THE PORTFOLIO IN THE FACE OF THIS GENERAL DOWNTURN?

For the most part, we maintained a relatively neutral portfolio, neither over-nor underweighting any sector to a noticeable extent (as compared to the GSCI). We also continued to invest roughly one-third of the portfolio in commodity linked securities leveraged three times. In this way, we can achieve 100% exposure to commodities, just as the GSCI index does. And most certainly, the commodity-linked securities in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value.

                          3 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

--------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/01(1)
                          Since
Class A         1-Year    Inception
--------------------------------------
                -23.91%   -7.40%

                          Since
Class B         1-Year    Inception
--------------------------------------
                -23.61%   -7.22%

                          Since
Class C         1-Year    Inception
--------------------------------------
                -20.68%   -6.92%

                          Since
Class Y         1-Year    Inception
--------------------------------------
                -18.85%   -5.88%
--------------------------------------


     To add value, we exploited price inefficiencies that we found in various commodities sectors. For instance, early in the Fund's fiscal year, the latter part of 2000, we found that the prices of refined petroleum products were relatively high compared to crude oil prices. We sold options on petroleum products and purchased options on crude oil. Subsequently, prices for gasoline and heating oil fell while crude oil prices remained steady. By taking advantage of such diverging price trends, we were able to benefit the Fund through this and other intermarket trades.

     While achieving dollar for dollar exposure to commodities through commodity-linked securities and commodity futures, the Fund also has a cash component, similar to the GSCI, which is invested primarily in investment-grade fixed income securities.

HOW DID YOU INVEST THE FIXED INCOME PORTION OF THE PORTFOLIO?

In addition to emphasizing credit quality, we extended the average maturity of the cash equivalent securities last fall, another move that benefited the Fund as well. Normally, we invest primarily in securities with maturities of 90 days or less. Anticipating that the Federal Reserve (the Fed) would trim short-term interest rates, we purchased several one-year securities last October and November. Since then, the Fed has indeed cut interest rates--six times between January and June. The bond markets rallied, and the prices of those one-year securities rose, adding to the Fund's total return.

     In addition, the mortgage and asset-backed securities in which the Fund invests continue to provide higher income than Treasury bills.


1. See Notes on page 10 for further details.

                      4 OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION(2)

[PIE CHART]

- Mortgage-Backed Obligations                           57.3%
- Cash Equivalents                                      14.5
- Commodity-Linked Notes                                14.4
- Asset-Backed Securities                                9.7
- Corporate Bonds                                        3.9
- Other Bonds                                            0.2

--------------------------------------------------------------------------------


HOW HAVE YOU POSITIONED THE FUND FOR THE COMING MONTHS?

We suspect that the Fed is done, or nearly so, with its course of interest rate cuts. At the same time, we see few signs that economies worldwide will bounce back to their prior growth rates right away. Therefore, we've been reducing the Fund's exposure to interest rates, moving toward a neutral stance in our fixed income allocation. As for our commodity investments, we have underweighted industrial metals slightly and will continue to look for exploitable intermarket price inefficiencies as a way to add to the bottom line. We believe this will help to keep the Fund's total return close to that of the Goldman Sachs Commodities Index, making Oppenheimer Real Asset Fund part of The Right Way to Invest for those seeking the diversification of commodities for their investment portfolios.



SECTOR ALLOCATION ON COMMODITY-LINKED NOTES(3)
---------------------------------------------------------------
Petroleum                                               57.7%
---------------------------------------------------------------
Agriculture                                             17.9
---------------------------------------------------------------
Livestock                                                9.7
---------------------------------------------------------------
Industrial Metals                                        6.3
---------------------------------------------------------------
Natural Gas                                              6.2
---------------------------------------------------------------
Precious Metals                                          2.2


2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are dollar-weighted based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are dollar-weighted based on percentages of commodity-linked notes. The Fund's allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weighting of the GSCI. The Fund is not an index fund.


                      5 OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by OppenheimerFunds Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 2001, Oppenheimer Real Asset Fund delivered a competitive total return relative to the GSCI as a result of its investments in commodity related and fixed income securities. Over the course of the 12-month period, most commodities sectors showed considerable weakness, as industrial metals, precious metals and energy suffered from a falloff in demand associated with weak economies worldwide. In addition, prices of agricultural products declined because of an increase in supply. The one area of strong gains was livestock, where a reduction in supply triggered a rise in prices. Meanwhile, declining interest rates in the United States sparked a rally in the domestic fixed income markets. Against this backdrop, the Fund's managers increased the portfolio's exposure to interest rates and took advantage of price inefficiencies within the various commodity market sectors, especially price disparities among petroleum-related products.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2001. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Class A, B, C and Y shares were first publicly offered on March 31, 1997. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information


                      6 OPPENHEIMER REAL ASSET FUND
on Class N shares is included. The graphs reflect the deduction of the current maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. Class Y shares are available principally to certain institutional investors and are not subject to a sales charge.

   The Fund's performance is compared to the performance of the Goldman Sachs Commodity Index (GSCI). The GSCI is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures that is broadly diversified across the spectrum of commodities and includes reinvestment of income.

   Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         7 OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Real Asset Fund (Class A)
-- Goldman Sachs Commodity Index (GSCI)

[The following table was originally a line graph in the printed materials.]

                  OPPENHEIMER      GOLDMAN SACHS
                REAL ASSET FUND   COMMODITY INDEX
DATE               (CLASS A)           (GSCI)
03/31/97             9425              10000
05/31/97             9679              10305
08/31/97             9717              10403
11/30/97             9161               9879
02/28/98             7750               8451
05/31/98             7057               7805
08/31/98             5594               6527
11/30/98             4872               6025
02/28/99             4464               5672
05/31/99             5028               6526
08/31/99             5958               7702
11/30/99             6160               8003
02/29/00             7294               9503
05/31/00             7803              10349
08/31/00             8850              11812
11/30/00             9566              12753
02/28/01             8572              11662
05/31/01             8489              11470
08/31/01             7980              10767

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/01(1) 1-YEAR -15.02% SINCE INCEPTION -4.98%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Real Asset Fund (Class B)
-- Goldman Sachs Commodity Index (GSCI)

[The following table was originally a line graph in the printed materials.]

                  OPPENHEIMER      GOLDMAN SACHS
                REAL ASSET FUND   COMMODITY INDEX
DATE               (CLASS B)           (GSCI)
03/31/97             10000             10000
05/31/97             10250             10305
08/31/97             10270             10403
11/30/97              9670              9879
02/28/98              8156              8451
05/31/98              7413              7805
08/31/98              5865              6527
11/30/98              5101              6025
02/28/99              4662              5672
05/31/99              5246              6526
08/31/99              6202              7702
11/30/99              6402              8003
02/29/00              7570              9503
05/31/00              8081             10349
08/31/00              9144             11812
11/30/00              9855             12753
02/28/01              8822             11662
05/31/01              8722             11470
08/31/01              8046             10767

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/01(1) 1-YEAR -14.73% SINCE INCEPTION -4.80%


1. See Notes on page 10 for further details.


                        8 OPPENHEIMER REAL ASSET FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Real Asset Fund (Class C)
-- Goldman Sachs Commodity Index (GSCI)

[The following table was originally a line graph in the printed materials.]

                  OPPENHEIMER      GOLDMAN SACHS
                REAL ASSET FUND   COMMODITY INDEX
DATE               (CLASS C)           (GSCI)
03/31/97             10000             10000
05/31/97             10240             10305
08/31/97             10260             10403
11/30/97              9650              9879
02/28/98              8141              8451
05/31/98              7408              7805
08/31/98              5862              6527
11/30/98              5088              6025
02/28/99              4660              5672
05/31/99              5237              6526
08/31/99              6195              7702
11/30/99              6397              8003
02/29/00              7556              9503
05/31/00              8069             10349
08/31/00              9133             11812
11/30/00              9845             12753
02/28/01              8808             11662
05/31/01              8719             11470
08/31/01              8180             10767

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/01(1) 1-YEAR -11.28% SINCE INCEPTION -4.45%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Real Asset Fund (Class Y)
-- Goldman Sachs Commodity Index (GSCI)

[The following table was originally a line graph in the printed materials.]

                  OPPENHEIMER      GOLDMAN SACHS
                REAL ASSET FUND   COMMODITY INDEX
DATE               (CLASS Y)           (GSCI)
03/31/97             10000             10000
05/31/97             10270             10305
08/31/97             10310             10403
11/30/97              9730              9879
02/28/98              8221              8451
05/31/98              7495              7805
08/31/98              5941              6527
11/30/98              5174              6025
02/28/99              4743              5672
05/31/99              5359              6526
08/31/99              6343              7702
11/30/99              6563              8003
02/29/00              7772              9503
05/31/00              8323             10349
08/31/00              9464             11812
11/30/00             10242             12753
02/28/01              9195             11662
05/31/01              9121             11470
08/31/01              8592             10767

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/01(1) 1-YEAR -9.21% SINCE INCEPTION -3.38%

THE PERFORMANCE INFORMATION FOR THE GSCI IN THE GRAPHS BEGINS ON 3/31/97.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                        9 OPPENHEIMER REAL ASSET FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio allocations, management and strategies are subject to change. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

Please note that Oppenheimer Real Asset Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

CLASS A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01, therefore, no performance information on Class N shares is included in this report.

CLASS Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                        10 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS August 31, 2001
--------------------------------------------------------------------------------

                                                                         PRINCIPAL      MARKET VALUE
                                                                            AMOUNT        SEE NOTE 1
====================================================================================================
 ASSET-BACKED SECURITIES-- 15.7%
----------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust II, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. D, 8.50%, 5/15/30(1)                              $  1,919,694    $    1,863,904
----------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. D1, 8.50%, 8/17/01(1)                                  934,864           918,797
----------------------------------------------------------------------------------------------------
 Nextcard Credit Card Master Note Trust, Credit Card Obligations,
 Series 2000-1A, Cl. C, 5.29%, 12/15/06(2)                               5,500,000         5,487,969
----------------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. C, 11.143%, 7/25/07(1,2)                               750,224           750,224
----------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-1, Cl. D, 9.75%, 3/25/29                                    2,849,866         2,740,325
----------------------------------------------------------------------------------------------------
 Amortizing Residential Collateral Trust, Mtg. Pass-Through
 Certificates, Trust 2000-BC1, Cl. B, 6.043%, 1/25/30(2)                 2,000,000         2,006,250
----------------------------------------------------------------------------------------------------
 LBFTC I, Home Equity Collateralized Mtg. Obligations,
 Series 2000-1A, Cl. D, 10%, 2/25/30(3)                                  2,200,155         2,171,966
----------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                1,199,179         1,097,249
----------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29                                  1,073,903           520,172
----------------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp. NIM Trust,
 Home Equity Mtg. Obligations:
 Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                                 702,568           682,150
 Series 2000-2, Cl. CTFS, 10.81%, 5/26/30                                1,267,751         1,268,940
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Mutual Fund Fee Trust XIV,
 Asset-Backed Nts., Series 2000-14, Cl. 2, 8.61%, 9/30/08                4,484,097         4,489,702
                                                                                        ------------
 Total Asset-Backed Securities (Cost $24,659,067)                                         23,997,648

====================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--92.3%
----------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--79.4%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--79.4%
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 192, Cl. IO, 15.033%, 2/1/28(4,5)                               27,883,963         5,831,670
 Series 202, Cl. IO, 5.045%, 4/1/29(5)                                  22,297,351         5,034,324
 Series 2047, Cl. PJ, 10.357%, 2/15/28(5)                               10,000,000         2,406,250
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6.50%, 9/1/28-10/25/28(6)                                              65,300,000        65,494,875
 7%, 9/25/31(6)                                                         29,500,000        30,154,605
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Interest-Only Stripped Mtg.-Backed Security:
 Trust 1993-23, Cl. PN, (4.506)%, 4/25/22(5)                             3,624,240           718,053
 Trust 1997-78, Cl. IC, 10.094%, 10/18/27(5)                            30,046,200         6,328,481
 Trust 2001-T3, Cl. IO, 34.068%, 2/25/29(1,5)                          109,768,495         2,298,278
 Trust 2001-T4, Cl. IO, 34.068%, 7/25/28(5)                            137,952,389         3,319,479
                                                                                        ------------
                                                                                         121,586,015

                        11 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL       MARKET VALUE
                                                                           AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--0.0%
 Government National Mortgage Assn., Interest-Only Stripped
 Mtg.-Backed Security, Series 1997-5, Cl. PJ, 0.605%, 5/20/22(5)      $    735,354    $       19,303
----------------------------------------------------------------------------------------------------
 PRIVATE--12.9%
----------------------------------------------------------------------------------------------------
 COMMERCIAL--5.0%
 Opryland Hotel Trust, Commercial Mtg. Obligations,
 Series 2001-OPRA, Cl. D, 5.56%, 4/1/04(1,2)                             2,700,000         2,705,062
----------------------------------------------------------------------------------------------------
 Principal Residential Mortgage Capital Resources,
 Collateralized Mtg. Obligations, Series 2001-2A, Cl. B, 5.31%,
 6/20/06(2,3)                                                            5,000,000         4,989,062
                                                                                        ------------
                                                                                           7,694,124

----------------------------------------------------------------------------------------------------
 RESIDENTIAL--7.9%
 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1999-NC2, Cl. M3, 6.83%, 4/25/29(2)   5,000,000         5,075,000
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 1998-8, Cl. B, 4.88%, 8/25/28(2)                                 4,000,000         3,937,500
 Series 2001-1, Cl. A, 7.50%, 7/25/30(1)                                 3,034,251         3,009,598
                                                                                        ------------
                                                                                          12,022,098
                                                                                        ------------
 Total Mortgage-Backed Obligations (Cost $144,658,973)                                   141,321,540

====================================================================================================
 CORPORATE BONDS AND NOTES--6.2%
----------------------------------------------------------------------------------------------------
 Conectiv, Inc., 4.749% Nts., 6/13/02(2,3)                               3,000,000         3,000,765
----------------------------------------------------------------------------------------------------
 CSW Energy, Inc., 6.875% Sr. Nts., 10/1/01(3)                           1,500,000         1,502,590
----------------------------------------------------------------------------------------------------
 Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01(4)         5,000,000         5,002,905
                                                                                        ------------
 Total Corporate Bonds and Notes (Cost $9,490,382)                                         9,506,260

====================================================================================================
 STRUCTURED INSTRUMENTS--23.3%
----------------------------------------------------------------------------------------------------
 AIG International, Inc., Goldman Sachs Commodity Index
 Total Return Linked Nts.:
 3.693%, 8/1/02(7)                                                       3,000,000         2,938,519
 3.706%, 8/1/02(7)                                                       7,000,000         7,690,276
----------------------------------------------------------------------------------------------------
 Bank of America NA, Goldman Sachs Commodity Index
 Excess Return Linked Nts., 4%, 1/17/03(7)                               5,000,000         4,903,500
----------------------------------------------------------------------------------------------------
 Business Development Bank of Canada, Goldman Sachs
 Commodity Index Excess Return Linked Nts., 3.71%, 6/21/02(7)            6,000,000         4,585,800
----------------------------------------------------------------------------------------------------
 Cargill Financial Services Corp., Goldman Sachs
 Commodity Index Total Return Linked Nts.:
 3.85%, 7/15/02(7)                                                       3,600,000         3,767,730
 4.40%, 4/2/02(7)                                                        6,000,000         4,125,625
 6.665%, 9/21/01(7)                                                     15,000,000         7,590,051
                                                                                        ------------
 Total Structured Instruments (Cost $45,600,000)                                          35,601,501

                        12 OPPENHEIMER REAL ASSET FUND

                                                                                      MARKET VALUE
                                                 DATE        STRIKE    CONTRACTS        SEE NOTE 1
==================================================================================================
 OPTIONS PURCHASED--0.2%
--------------------------------------------------------------------------------------------------
 U.S. Treasury Nts. Futures, 5 yr.,
 11/23/01 Call                                  11/23/01      106%        200           $  178,125
--------------------------------------------------------------------------------------------------
 U.S. Treasury Nts. Futures, 10 yr.,
 12/19/01 Call                                  10/26/01      107%        200              178,125
                                                                                         ---------
 Total Options Purchased (Cost $346,375)                                                   356,250

                                                                        PRINCIPAL
                                                                           AMOUNT
==================================================================================================
 SHORT-TERM NOTES--3.3%
--------------------------------------------------------------------------------------------------
 Computer Sciences Corp., 3.78%, 12/27/01(2) (Cost $4,990,707)        $ 5,000,000        4,990,707

==================================================================================================
 REPURCHASE AGREEMENTS--20.1%
--------------------------------------------------------------------------------------------------
 Repurchase agreement with Deutsche Bank Securities, Inc., 3.62%, dated 8/31/01, to be repurchased at $30,802,384 on 9/4/01,
 collateralized by U.S. Treasury Bonds, 6.50%-8.125%,
 8/15/21-11/15/26, with a value of $31,508,690 (Cost $30,790,000)      30,790,000       30,790,000
--------------------------------------------------------------------------------------------------

 TOTAL INVESTMENTS, AT VALUE (COST $260,535,504)                            161.1%     246,563,906
--------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                      (61.1)     (93,521,090)
                                                                       ---------------------------
 NET ASSETS                                                                 100.0%    $153,042,816
                                                                       ===========================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,664,383 or 7.62% of the Fund's net assets as of August 31, 2001.

4. Securities with an aggregate market value of $9,230,840 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

6. When-issued security to be delivered and settled after August 31, 2001.

7. Security is linked to the Goldman Sachs Commodity Index. The index currently contains multiple commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.

A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:

                                  CONTRACTS   EXPIRATION  EXERCISE   PREMIUM   MARKET VALUE
                             SUBJECT TO PUT         DATE     PRICE  RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------
 Cotton, 12/6/01                        100      11/9/01       $38   $57,500        $62,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        13 OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2001
--------------------------------------------------------------------------------

==================================================================================================
 ASSETS
--------------------------------------------------------------------------------------------------
 Investments, at value (including repurchase agreements of $30,790,000)
 (cost $260,535,504)--see accompanying statement                                    $ 246,563,906
--------------------------------------------------------------------------------------------------
 Cash                                                                                      24,124
--------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold on a when-issued basis                                               20,018,715
 Interest and principal paydowns                                                        1,155,796
 Shares of beneficial interest sold                                                       680,843
 Daily variation on futures contracts                                                     341,571
 Other                                                                                      5,515
                                                                                    --------------
 Total assets                                                                         268,790,470

==================================================================================================
 LIABILITIES
--------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $57,500)--see accompanying statement         62,500
--------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                         115,149,836
 Shares of beneficial interest redeemed                                                   368,150
 Shareholder reports                                                                       69,788
 Distribution and service plan fees                                                        63,173
 Transfer and shareholder servicing agent fees                                              2,724
 Trustees' compensation                                                                     2,081
 Other                                                                                     29,402
                                                                                    --------------
 Total liabilities                                                                    115,747,654

==================================================================================================
 NET ASSETS                                                                          $153,042,816
                                                                                    ==============

==================================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
 Paid-in capital                                                                    $ 172,338,171
--------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                  2,219,532
--------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                       (7,131,926)
--------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                            (14,382,961)
                                                                                    --------------
 NET ASSETS                                                                         $ 153,042,816
                                                                                    ==============

                        14 OPPENHEIMER REAL ASSET FUND

=============================================================================================
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $117,330,942 and 16,919,302 shares of beneficial interest outstanding)                 $6.93
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of  offering price)                                                           $7.35
---------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,321,056
 and 3,065,999 shares of beneficial interest outstanding)                               $6.95
---------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,588,075
 and 1,816,880 shares of beneficial interest outstanding)                               $6.93
---------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,263
 and 8,768 shares of beneficial interest outstanding)                                   $6.99
---------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $1,741,480 and 250,955 shares of beneficial interest outstanding)        $6.94


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        15 OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001
--------------------------------------------------------------------------------

======================================================================================
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Interest                                                                $ 13,247,119

======================================================================================
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                            1,824,013
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                      345,346
Class B                                                                      262,843
Class C                                                                      161,676
Class N                                                                           34
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                      171,065
Class B                                                                       33,641
Class C                                                                       19,788
Class N                                                                           18
Class Y                                                                          218
--------------------------------------------------------------------------------------
Shareholder reports                                                          199,845
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                   32,557
--------------------------------------------------------------------------------------
Trustees' compensation                                                         9,356
--------------------------------------------------------------------------------------
Other                                                                         35,592
                                                                        --------------
Total expenses                                                             3,095,992
Less reduction to custodian expenses                                         (13,234)
                                                                        --------------
Net expenses                                                               3,082,758

======================================================================================
NET INVESTMENT INCOME                                                     10,164,361

======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                     22,520,932
Closing of futures contracts                                               1,144,026
Closing and expiration of option contracts written                            83,446
                                                                        --------------
Net realized gain (loss)                                                  23,748,404

--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments      (50,903,958)
                                                                        --------------
Net realized and unrealized gain (loss)                                  (27,155,554)

======================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(16,991,193)
                                                                        ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                        16 OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                   2001              2000
================================================================================================================
OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    $ 10,164,361      $  7,594,643
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          23,748,404        33,066,038
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             (50,903,958)       23,990,935
                                                                                --------------------------------
Net increase (decrease) in net assets resulting from operations                  (16,991,193)       64,651,616

================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (7,904,326)       (5,210,659)
Class B                                                                           (1,263,819)         (705,643)
Class C                                                                             (792,707)         (546,384)
Class N                                                                                  (23)               --
Class Y                                                                              (38,988)              (30)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (1,185,863)               --
Class B                                                                             (220,300)               --
Class C                                                                             (139,138)               --
Class N                                                                                   --                --
Class Y                                                                               (2,831)               --

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                          (22,658,773)        7,426,376
Class B                                                                           (1,511,308)          760,344
Class C                                                                           (5,187,797)       (1,399,528)
Class N                                                                               60,934                --
Class Y                                                                            1,918,978                --

================================================================================================================
NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                        (55,917,154)       64,976,092
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              208,959,970       143,983,878
                                                                                --------------------------------
End of period [including undistributed (overdistributed) net investment
income of $2,219,532 and $2,018,568, respectively]                              $153,042,816      $208,959,970
                                                                                ================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       17 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.18         $5.74        $5.81        $10.31       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .45(2)        .32          .20           .29          .09
Net realized and unrealized gain (loss)               (1.21)(2)      2.40          .09         (4.59)         .22
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.76)         2.72          .29         (4.30)         .31
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.43)         (.28)        (.36)         (.20)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.49)         (.28)        (.36)         (.20)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.93         $8.18        $5.74        $ 5.81       $10.31
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   (9.83)%       48.55%        6.50%       (42.43)%       3.10%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $117,331      $161,547     $109,328       $62,568      $37,687
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $139,631      $126,143     $ 66,106       $59,251      $18,361
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  5.73%(2)      4.81%        3.73%         4.59%        4.27%
Expenses                                               1.51%         1.50%        1.82%         1.66%(5)     1.74%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%


1. For the period from March 31, 1997 (inception of offering) to August 31,
1997.

2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                             Unchanged
Net realized and unrealized gain (loss)           Unchanged
Net investment income ratio                          $5.77%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        18 OPPENHEIMER REAL ASSET FUND

CLASS B  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.20         $5.75        $5.76        $10.27       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40(2)        .27          .16           .28          .07
Net realized and unrealized gain (loss)               (1.22)(2)      2.40          .10         (4.62)         .20
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.82)         2.67          .26         (4.34)         .27
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)         (.22)        (.27)         (.17)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.43)         (.22)        (.27)         (.17)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.95         $8.20        $5.75        $ 5.76       $10.27
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  (10.49)%       47.44%        5.75%       (42.89)%       2.70%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $21,321       $27,156      $18,690       $17,357      $16,471
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $26,295       $21,416      $15,454       $22,659      $ 7,388
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  4.99%(2)      4.03%        2.95%         3.87%        3.35%
Expenses                                               2.27%         2.27%        2.58%         2.39%(5)     2.56%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%


1. For the period from March 31, 1997 (inception of offering) to August 31,
1997.

2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                             Unchanged
Net realized and unrealized gain (loss)           Unchanged
Net investment income ratio                          $5.03%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        19 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.17        $ 5.73        $5.76        $10.26      $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .41(2)        .27          .15           .26          .08
Net realized and unrealized gain (loss)               (1.22)(2)      2.39          .11         (4.60)         .18
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.81)         2.66          .26         (4.34)         .26
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)         (.22)        (.29)         (.16)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.43)         (.22)        (.29)         (.16)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.93         $8.17        $5.73        $ 5.76       $10.26
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  (10.43)%       47.43%        5.68%       (42.87)%       2.60%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $12,588       $20,256      $15,965       $10,243      $10,616
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $16,165       $16,536      $10,477       $12,060      $ 5,599
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  4.95%(2)      4.03%        2.96%         3.87%        3.34%
Expenses                                               2.26%         2.27%        2.58%         2.38%5       2.56%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%


1. For the period from March 31, 1997 (inception of offering) to August 31,
1997.

2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                           Unchanged
Net realized and unrealized gain (loss)         Unchanged
Net investment income ratio                         4.99%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        20 OPPENHEIMER REAL ASSET FUND

                                                                                                     PERIOD ENDED
CLASS N                                                                                         AUGUST 31, 2001(1)
======================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                        $7.67
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                                         .22(2)
Net realized and unrealized gain (loss)                                                                      (.73)(2)
                                                                                                            ----------
Total income (loss) from investment operations                                                               (.51)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                         (.17)
Distributions from net realized gain                                                                           --
                                                                                                            ----------
Total dividends and/or distributions to shareholders                                                         (.17)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                              $6.99
                                                                                                            ==========

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                                                         (6.75)%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                                      $61
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                             $14
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                                                        5.95%(2)
Expenses                                                                                                     1.88%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                       105%

1. For the period from March 1, 2001 (inception of offering) to August 31,
2001.

2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                            Unchanged
Net realized and unrealized gain (loss)          Unchanged
Net investment income ratio                          5.99%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        21 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.16         $5.72        $5.81        $10.31       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .25(2)        .36          .20           .42          .20
Net realized and unrealized gain (loss)                (.95)(2)      2.38          .10         (4.71)         .11
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.70)         2.74          .30         (4.29)         .31
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.46)         (.30)        (.39)         (.21)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.52)         (.30)        (.39)         (.21)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.94         $8.16        $5.72        $ 5.81       $10.31
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   (9.21)%       49.20%        6.77%       (42.38)%       3.10%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $1,741            $1           $1            $1           $1
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 868            $1           $1            $1           $1
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(4)
Net investment income                                  6.46%(2)      5.28%        3.88%         4.84%        4.75%
Expenses                                               1.17%         1.09%        1.68%         1.40%(5)     1.57%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%


1. For the period from March 31, 1997 (inception of offering) to August 31,
1997.

2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                           Unchanged
Net realized and unrealized gain (loss)         Unchanged
Net investment income ratio                         6.50%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       22 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------

STRUCTURED NOTES. The Fund invests in commodity-linked structured notes whose market values and redemption prices are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases volatility of each note's market value relative to the change in the underlying commodity prices. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2001, the market value of these securities comprised 23.3% of the Fund's net assets, and resulted in unrealized losses in the current period of $9,998,499. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.


                       23 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the
Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $95,131,121.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                       24 OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

           EXPIRING
           ------------------------------
           2006                $7,316,667
           2009                   390,978
                               ----------
           Total               $7,707,645
                               ==========

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $1,548,132, an increase in undistributed net investment income of $36,466, and a decrease in accumulated net realized loss on investments of $1,511,666. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                         25 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------

OTHER. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $75,162 decrease to cost of securities and a corresponding $75,162 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended August 31, 2001, interest income decreased by $81,234, net realized gain on investments decreased by $147,654, and the change in net unrealized depreciation on investments decreased by $228,888.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         26 OPPENHEIMER REAL ASSET FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED AUGUST 31, 2001(1)        YEAR ENDED AUGUST 31, 2000
                                     SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------
CLASS A
Sold                              9,528,426    $  76,518,531       19,035,222     $ 129,097,589
Dividends and/or
distributions reinvested          1,030,050        8,173,734          719,045         4,755,772
Redeemed                        (13,380,818)    (107,351,038)     (19,055,621)     (126,426,985)
                                -----------------------------------------------------------------
Net increase (decrease)          (2,822,342)   $ (22,658,773)         698,646        $7,426,376
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS B
Sold                              1,532,071    $  12,423,916        1,604,800     $  10,848,818
Dividends and/or
distributions reinvested            164,157        1,305,679           92,937           614,759
Redeemed                         (1,940,655)     (15,240,903)      (1,636,924)      (10,703,233)
                                -----------------------------------------------------------------
Net increase (decrease)            (244,427)   $  (1,511,308)          60,813     $     760,344
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                                920,758    $   7,399,483        1,306,673     $   8,829,199
Dividends and/or
distributions reinvested            102,604          816,259           75,088           491,412
Redeemed                         (1,685,038)     (13,403,539)      (1,689,466)      (10,720,139)
                                -----------------------------------------------------------------
Net increase (decrease)            (661,676)   $  (5,187,797)        (307,705)    $  (1,399,528)
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS N
Sold                                  8,768    $      60,934               --     $          --
Dividends and/or
distributions reinvested                 --               --               --                --
Redeemed                                 --               --               --                --
                                -----------------------------------------------------------------
Net increase (decrease)               8,768    $      60,934               --     $          --
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                                343,401    $   2,640,426               --     $          --
Dividends and/or
distributions reinvested                 --               --               --                --
Redeemed                            (92,546)        (721,448)              --                --
                                -----------------------------------------------------------------
Net increase (decrease)             250,855    $   1,918,978               --     $          --
                                =================================================================


1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


                         27 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $194,959,423 and $154,581,050, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $260,535,504 was:

          Gross unrealized appreciation                          $  1,841,536
          Gross unrealized depreciation                           (15,813,134)
                                                                 ------------
          Net unrealized appreciation (depreciation)             $(13,971,598)
                                                                 ============

================================================================================

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 1.00%.
--------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     AGGREGATE        CLASS A     COMMISSIONS     COMMISSIONS     COMMISSIONS     COMMISSIONS
                     FRONT-END      FRONT-END      ON CLASS A      ON CLASS B      ON CLASS C      ON CLASS N
                 SALES CHARGES  SALES CHARGES          SHARES          SHARES          SHARES          SHARES
                    ON CLASS A    RETAINED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED              SHARES    DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------
August 31, 2001    $295,909        $79,544          $7,455        $244,824         $37,796            $604

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             CLASS A              CLASS B              CLASS C              CLASS N
                 CONTINGENT DEFERRED  CONTINGENT DEFERRED  CONTINGENT DEFERRED  CONTINGENT DEFERRED
                       SALES CHARGES        SALES CHARGES        SALES CHARGES        SALES CHARGES
                         RETAINED BY          RETAINED BY          RETAINED BY          RETAINED BY
YEAR ENDED               DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR
----------------------------------------------------------------------------------------------------
August 31, 2001                  $24             $137,986              $11,358                  $--


                         28 OPPENHEIMER REAL ASSET FUND

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $345,346, all of which were paid by the Distributor to recipients, and included $6,235 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------

CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                         29 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                                    DISTRIBUTOR'S
                                                                  DISTRIBUTOR'S         AGGREGATE
                                                                      AGGREGATE      UNREIMBURSED
                                                                   UNREIMBURSED     EXPENSES AS %
                             TOTAL PAYMENTS    AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                 UNDER PLAN     BY DISTRIBUTOR       UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------------
Class B Plan                       $262,843           $215,579       $1,437,876              6.74%
Class C Plan                        161,676             40,496          133,684              1.06
Class N Plan                             34                 19               --                --

================================================================================

5. FUTURES AND FORWARD CONTRACTS
A futures or forward contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange and forward contracts trade over-the-counter. The Fund may buy and sell futures and forward contracts that relate to broadly based securities indices "financial futures," debt securities "interest rate futures" and various commodities "commodity index futures" inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these contracts.

   The Fund generally sells these contracts to hedge against increases in interest rates, decreases in market value of portfolio securities or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase contracts without owning the underlying fixed income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed income security or close the contract.

   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract closes or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.


                         30 OPPENHEIMER REAL ASSET FUND

   Forward contracts settle in cash upon close of the contract or on contract expiration date. Forward contracts held until expiration must be settled by delivery of the commodity. Generally, the Fund will enter into a swap with a counterparty, whereby each agrees to sell each other a commodity, but delivery is not required upon expiration of the contract.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                          UNREALIZED
                                         EXPIRATION   NUMBER OF    VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                          DATES   CONTRACTS    AUGUST 31, 2001     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
COMMODITIES
Agriculture
Corn                                       12/14/01          111        $1,288,988         $  48,713
Cotton                                      12/6/01           14           272,790           (47,810)
Soybean                                    11/14/01           24           583,200            20,375
Wheat                                      12/14/01          112         1,618,400           (58,488)
Energy
Brent Crude Oil                            10/16/01          100         2,645,000            28,400
Crude Oil                                   9/20/01          300         8,160,000            27,640
Gas Oil                                    10/11/01           45         1,047,375            27,000
Heating Oil                                10/31/01           62         2,025,652             9,484
Natural Gas                                 9/26/01           67         1,594,600          (433,950)
Unleaded Gas                                9/28/01           47         1,552,551            (7,938)
Livestock
Lean Hogs                         10/15/01-12/14/01           34           781,210             4,450
Live Cattle                                12/31/01           32           954,880             2,560
Live Cattle                                10/31/01           31           907,060           (24,080)
Industrial Metals
Copper                                     12/27/01           20           343,500           (30,000)
London Metal Exchange Aluminum             10/16/01           20           699,000            (2,000)
Precious Metals
Gold 100 oz.                               12/27/01           12           331,800             8,400
Softs
Orange Juice                                11/8/01            8            94,680              (480)
Sugar #11                                   9/28/01           56           496,115           (38,707)

GOVERNMENTS
U.S. Long Bond                             12/19/01           55         5,792,188             8,594
U.S. Treasury Nts., 5 yr.                  12/19/01          178        18,856,875            54,234
                                                                                           -----------
                                                                                            (403,603)
                                                                                           -----------
CONTRACTS TO SELL
COMMODITIES
Energy
Crude Oil                                  10/22/01            6           164,100            (2,760)
                                                                                           -----------
                                                                                           $(406,363)
                                                                                           ===========


                         31 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
6. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2001, was as follows:

                                              CALL OPTIONS                           PUT OPTIONS
--------------------------------------------------------------------------------------------------
                                  NUMBER OF                          NUMBER OF
                                 CONTRACTS/      AMOUNT OF          CONTRACTS/         AMOUNT OF
                           PRINCIPAL (000s)       PREMIUMS    PRINCIPAL (000s)          PREMIUMS
--------------------------------------------------------------------------------------------------
Options outstanding at
August 31, 2000                         100      $  64,200                 100         $  45,300
Options written                      40,197        297,046               2,425           659,475
Options closed or expired           (40,197)      (297,046)             (1,970)         (545,200)
Options exercised                      (100)       (64,200)               (455)         (102,075)
                           -----------------------------------------------------------------------
Options outstanding at
August 31, 2001                          --      $      --                 100         $  57,500
                           =======================================================================


                         32 OPPENHEIMER REAL ASSET FUND

================================================================================
7. ILLIQUID SECURITIES
As of August 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2001, was $11,545,863, which represents 7.54% of the Fund's net assets.
================================================================================

8. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at August 31, 2001.



                         33 OPPENHEIMER REAL ASSET FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER REAL ASSET FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
September 24, 2001


                         34 OPPENHEIMER REAL ASSET FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Dividends and distributions of $0.1963, $0.1764, $0.1740 and $0.2026 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 11, 2000, of which $0.0625 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

   None of the dividends paid by the Fund during the year ended August 31, 2001, are eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                         35 OPPENHEIMER REAL ASSET FUND

OPPENHEIMER REAL ASSET FUND
--------------------------------------------------------------------------------


=====================================================================================
OFFICERS AND TRUSTEES       James C. Swain, Trustee, CEO and Chairman of the Board
                            William L. Armstrong, Trustee
                            Robert G. Avis, Trustee
                            George C. Bowen, Trustee
                            Edward L. Cameron, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            F. William Marshall, Jr., Trustee
                            John S. Kowalik, Vice President
                            Andrew J. Donohue, Vice President and Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

=====================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

=====================================================================================
SUB-ADVISOR                 Oppenheimer Real Asset Management, Inc.

=====================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

=====================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

=====================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES

=====================================================================================
INDEPENDENT AUDITORS        Deloitte & Touche LLP

=====================================================================================
LEGAL COUNSEL               Myer, Swanson, Adams & Wolf, P.C.

=====================================================================================
SPECIAL COUNSEL             Kramer, Levin, Naftalis & Frankel

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                            DISTRIBUTOR, INC., 6803 S. TUCSON WAY, ENGLEWOOD,
                            CO 80112-3924.



                         36 OPPENHEIMER REAL ASSET FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDOCS DIRECT
Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: QRAAX  Class B: QRABX  Class C: QRACX   Class N: QRANX   Class Y: QRAYX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                         [OPPENHEIMERFUNDS LOGO]


RA0735.001.0801   October 30, 2001